UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ___________________________________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 28, 2003

                           ALLIED CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Maryland                     0-22832                   52-1081052
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)

                         1919 Pennsylvania Avenue, N.W.
                              Washington D.C. 20006
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (202) 331-1112



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 Item 7.   Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.


       Exhibit No.                          Description
       ----------                           -----------

         99.1                               Press release dated October 28, 2003


Item 12.          Results of Operations and Financial Condition.

On October 28, 2003, Allied Capital Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed. SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    October 28, 2003                            ALLIED CAPITAL CORPORATION



                                                   By:  /s/ Penni F. Roll
                                                        ------------------------
                                                        Penni F. Roll
                                                        Chief Financial Officer





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                                  EXHIBIT INDEX



         Exhibit No.                Description
         -----------                -----------

           99.1                     Press release dated October 28, 2003